UNITED STATES

SECURITIES EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2016

Great Elm Capital Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16073	94-3219054
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 First Street, First Floor

Los Altos, California 94022

(Address of principal executive offices) (Zip Code)

(650) 518-7111

(Registrant’s telephone number, including area code)

Unwired Planet, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                        Entry into a Material Definitive Agreement.

After approval by the requisite vote of the stockholders of the registrant, on June 15, 2016, the registrant and Boris Teksler amended the stock option agreement issued to Mr. Teksler to extend the period of exercise from 90 days following termination of service to one year following termination of service.

Item 3.01                      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the change in the registrant’s name, the registrant requested and obtained consent of The NASDAQ Stock Market to transfer the registrant’s listing from “UPIP” to “GEC” on the NASDAQ Global Select Market effective at the opening of trading on June 17, 2016.  The registrant obtained 39036P 100 as the new CUSIP number for its common stock.

Item 5.03                                        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 15, 2016, the registrant amended its certificate of incorporation to change its name to Great Elm Capital Group, Inc.

Item 5.07                                        Submission of Matters to a Vote of Security Holders.

A special meeting of the stockholders of the registrant was held on June 15, 2016.  The results of the special meeting are summarized in the following table:

			Abstentions &
Subject matter	For	Against	broker non-votes
Approval of the transactions contemplated by the amended purchase and sale agreement, dated as of April 6, 2016, by and between the registrant and Optis UP Holdings, LLC	5,468,652	113,094	12,716
To change the registrant’s name	5,489,666	79,042	25,754
Advisory vote on transaction related compensation	4,658,848	488,184	447,430
Adoption of the 2016 Long-Term Incentive Plan	4,294,721	840,652	459,089
Extension of the exercise period of Mr. Teksler’s stock options	3,760,206	1,384,960	449,296
Adoption of the 2016 Employee Stock Purchase Plan	4,445,635	689,864	458,963
Adjournment of the special meeting to solicit additional votes	5,442,008	137,828	14,626

Item 8.01                                        Other Events

On June 15, 2016, summary judgment was entered in the registrant’s favor in Unwired Planet, Inc. v. Microsoft Corporation, in the United States District Court for the District of Delaware (Civil Case 14-967-SLR).  Microsoft, the losing party, may appeal this decision.

Item 9.01                                        Financial Statements and Exhibits.

Exhibits. The exhibit index attached hereto is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2016
GREAT ELM CAPITAL GROUP, INC.

	By:	/s/ James D. Wheat
James D. Wheat
Chief Financial Officer

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EXHIBIT INDEX

Exhibit
No.	Description

3.1	Certificate of Amendment to the certificate of incorporation of the registrant.

10.1	Amended and restated stock option agreement, dated as of June 15, 2016 by and between the registrant and Boris Teksler (1)

(1)	Management compensation arrangement